BABSON-
STEWART IVORY
INTERNATIONAL
FUND

Semiannual Report
December 31, 1996

JONES & BABSON
MUTUAL FUNDS


MESSAGE
TO OUR SHAREHOLDERS

At December 31, 1996, the net asset value of shares of Babson-Stewart Ivory International Fund was $18.41, which represents a total return (price change and reinvested distributions) of 3.34% for the previous six months, and 13.42% for the calendar year. Comparisons against the unmanaged Morgan Stanley Capital International (MSCI) EAFE and other indices are as follows:

                                Investment Results - Total Return

                                Periods Ended 12/31/96
                                Fourth Quarter  Previous Twelve
                                1996            Months

BSIIF                           3.97%           13.42%
MSCI EAFE* Index**              1.66%           6.34%
MSCI World Index**              4.70%           13.99%
S&P 500 Index**                 8.33%           22.95%
Lipper International Funds
	 (avg. funds 379 and
         334, respectively)     3.85%           11.75%

*Europe, Australia, Far East
**unmanaged

The Fund's average annual compounded total returns for five years and the life of the Fund (inception December 7, 1987) as of December 31, were 11.18% and 9.77%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

Performance was ahead of the benchmark index, with positive asset allocation (underweight in Japan, overweight in Hong Kong) helping to offset negative local index comparisons in Europe. Outperformance against local indices in Japan, Australia and the Far East helped our Pacific portfolio to beat the regional index.

Our Japanese portfolio has benefited over the quarter and twelve month period from its concentration on reasonably valued, high quality companies, many of them exporters, which have continued to attract buyers. The overall market has suffered in consequence of continued fears about the major banks, where we have had no investments, and lack of domestic institutional support. In Latin America out limited exposure to defensive, consumer-oriented ADRs in Argentina, Chile and Mexico did not keep pace with markets heavily influenced by cyclical recovery stocks (with Brazil having a large influence on the index). Underperformance in Europe was attributable to stock-specific events, mainly disappointing results or forecast profits downgrades (MacFarlane and BSkyB in the UK, Polygram in the Netherlands and Luxottica in Italy). This resulted in portfolios failing to keep pace with rising indices.

Portfolio activities over the quarter show net purchases amounting to $4,967,618 (mainly reflecting new cash inflows), with uninvested cash reduced from 4.4% to 2.7% of the portfolio. Net reductions were made to the overall exposure in Continental Europe (but with additions to the UK, France and Switzerland, and a first-time purchase in Hungary, our first venture into "emerging" Europe). Additions were made to Asia (Japan, Hong Kong, Korea, Malaysia and the Philippines), and to Latin America (Mexico).

New holdings were bought in Alumasc (engineering) in the UK, Spir Communication (newssheets) in France, Gedeon Richter GDS (pharmaceuticals) in Hungary, Ahold (supermarkets) in the Netherlands, DDI (telecoms), Denso (auto components) and Sharp (electronics) in Japan, Cheung Kong (property and investment holdings company) and Dickson Concepts (luxury goods retailing) in Hong Kong, Benpres GDR (infrastructure-related holding company) in the Philippines. Eliminations were made in Amada Metrecs, Kato Denki and SxL in Japan, Pioneer Industries in Hong Kong and KPN in the Netherlands. The holding in Sandoz was converted to Novartis (following the merger with Ciba-Geigy). A holding in South African Breweries was bought in South Africa and later sold on the announcement of disappointing results.

Economic Overview

Continuation of moderate, inflation-free growth in the U.S. has been accompanied by periodic concerns about high valuations in the stockmarket, particularly in relation to bond yields, and fears of higher interest rates if growth becomes too buoyant. Risks have appeared more at the individual stock level than for the market as a whole, with severe reaction to earnings disappointments or downgraded forecasts. Economic growth is expected to accelerate in 1997 to the higher end of the 2.5-3.0% band, with inflation possibly breaching the 3.0% level.

In Europe the agenda is dominated by progress towards monetary union, and the need to curb budget imbalances by means of fiscal restraint, to ensure compliance with economic "convergence" targets. With growth in the continental "core" economies remaining weak (with Switzerland experiencing a recession), economic growth is likely to lag the U.S., with notable exceptions among the "peripheral" economies, notably the UK, Spain and the Netherlands, where growth is accelerating towards the 3.0% level. Corporate earnings growth remains on track, with some concern about stockmarket valuation levels after a strong performance in 1996.

In Japan concerns about an aborted economic recovery have returned in the wake of a consumer spending slowdown since the autumn. Economic growth of 3-4% this year (mainly achieved by a strong first half) is believed to be unsustainable, provoking new fears for the stability of the financial system and the corporate earnings recovery. With the yen at more competitive levels, there is also a concern that long-delayed restructuring of corporate profitability will again be neglected. The perception of a "two tier market" with outperformance by lower rated international exporters, and continued underperformance by banks and other more highly valued domestic sectors appears well-founded. A "deregulation" project announced for the financial sector included a move to adopt international accounting standards by the corporate sector within five years, raising the prospect of greater transparency and improved disclosure practices.

Export slowdown in Southeast Asia in 1996 has been attributed partly to the electronics industry downturn in the west, and partly to the economic retrenchment in China. On both fronts there now seem to be greater grounds for optimism. Economic growth in the emerging economies of S.E. Asia remains higher than for the more advanced "N.I.C.s" (Korea, Taiwan, Singapore) which are expected to grow at 7% in 1997, after 6% in 1996. Hong Kong is reflecting an orchestrated "feel good" factor in the run-up to the transfer to Chinese sovereignty on July 1, 1997. Inflationary pressures in the real estate market are once again provoking concern.

Growth in Latin America is also expected to accelerate to the 5% level in 1997. Although the long term prospects for the region are not as clear cut as for Asia, the 1994/95 setbacks, after the Mexican devaluation, seem to have been overcome.

Summary and Conclusion

We have placed a greater emphasis on the recovering economies of S.E. Asia, partly at the expense of Japan, and including where permitted a larger "Emerging Markets" exposure (Hungary, the Philippines). Within Japan we are concentrating on companies with strong earnings and reasonable valuations, conscious that in spite of the recent market decline some stocks still look expensive by international standards, and that accounting differences do not explain all such anomalies. Emphasis on stock selection within the regional portfolios is likely to cause divergences with index weightings, based on the availability of reasonably priced growth stocks. As a diversification measure we intend to maintain the present balance between Europe and Asia, but with the possibility of greater divergences within the smaller countries than we have shown in the past.

Sincerely,


/s/Larry D. Armel
Larry D. Armel
President


STATEMENT OF NET ASSETS
December 31, 1996 (unaudited)


SHARES          COMPANY AND DESCRIPTION                   MARKET VALUE

COMMON STOCKS - 97.43%
ARGENTINA - 0.61%
	63,550	Quilmes
                        (Brewing)                         $       548,731
AUSTRALIA - 4.30%
	95,469	Brambles
                        (Transport, plant services)             1,862,939
	62,406	Lend Lease
			(Real estate)				1,210,322
       123,750  Western Mining
                        (Diversified base metals)                 780,016
                                                                3,853,277
BELGIUM - 1.27%
         2,475  Colruyt
                        (Food retailer)                         1,135,017
CHILE - 0.65%
	19,000	Andina
                        (Coca-Cola franchisee)                     579,500
DENMARK - 1.62%
	17,500	Danisco
                        (Sugar, food, and beverages)             1,063,523
         3,000  Sophus Berendsen
                        (Environmental, industrial services)       386,026
                                                                 1,449,549
FRANCE - 9.22%
         2,700  Carrefour
                        (Food retailer)                          1,756,808
         3,500  Comptoirs Modernes
                        (Food retailer)                          1,888,793
         9,000  Guilbert
                        (Office supplies, paper)                 1,760,624
         8,750  SEB
                        (Electrical appliances)                  1,715,091
	12,000	Spir
                        (Newssheets)                             1,142,295
                                                                 8,263,611
GERMANY - 3.73%
         2,500  Buderus
                        (Heating systems)                        1,234,728
         1,680  Linde
                        (Engineering)                            1,026,254
         1,350  Rheinelektra
                        (Electric utility, machinery)            1,079,088
                                                                 3,340,070
HONG KONG - 10.87%
     2,301,625  CDL Hotels
                        (Regional hotel group)                   1,316,787
       264,000  Dickson Concepts
                        (Luxury goods retailing)                   989,851
       100,000  Cheung Kong
                 (Property and investment holding company)         888,875
     1,700,000  Gold Peak
                        (Batteries)                              1,164,910
       564,000  Hong Kong & China Gas
        47,000  wts.            (Gas utility)                    1,116,284
       370,000  Johnson Electric
                        (Micro-motors)                           1,023,725
       740,000  Shaw Bros.
                  (T.V. network, film production and
                  distribution)                                    880,212
     1,395,000  South China Morning Post
                        (Publishing)                             1,154,309
       800,000  Swire Pacific
                        (Airline, trading, property)             1,210,162
                                                                 9,745,115
HUNGARY - 0.52%
         8,000  Gedeon Richter
                        (Pharmaceuticals)                          464,000
IRELAND - 1.12%
       100,000  Kerry Group
                        (Food manufacturer)                      1,002,227
ITALY - 1.90%
        22,800  Luxottica
                        (Eyeglass frames)                        1,185,600
	22,600	Industrie Natuzzi
                        (Furniture manufacturer)                   519,800
                                                                 1,705,400
JAPAN - 23.38%
	33,000	Canon Sales
                        (Distribution of Canon products)           735,170
       117,000  Daicel Chemical
                        (Chemicals, plastics)                      548,580
        37,000  Denso
                        (Auto components)                          891,374
           110  DDI
                        (Telecoms)                                 727,571
	29,000	Honda
                        (Autos)                                    828,858
	26,000	Hoya
                        (Optical/electronic products)            1,021,501
         7,000  Keyence
                        (Sensors)                                  864,347
	93,000	Komatsu
                        (Construction machinery)                   762,887
        68,000  Kurimoto
                        (Cast iron pipes)                          610,655
	37,300	Kurita
                        (Water treatment equipment)                753,665
	12,000	Kyocera
                        (Electronic components)                    748,122
	45,000	Lintec
                        (Adhesive papers, films)                   726,621
	73,000	NEC
                        (Integrated electronics)                   882,480
	69,000	NGK Spark Plug
                        (Spark plugs, ceramic packaging)           756,670
JAPAN (Continued)
	12,000	Nichiei
                        (Consumer finance)                         885,934
	46,000	Nitto Denko
                        (Specialty materials)                      675,244
	17,000	Promise
                        (Consumer lending)                         836,715
        26,400  Rinnai
                        (Gas appliances)                           531,146
	33,000	Santen Pharmaceutical
                        (Ophthalmic drugs)                         683,879
	42,000	Sharp
                        (Electronics)                              598,394
	21,000	Shimamura
                        (Womenswear retailing)                     721,699
	15,000	Sony
                        (Consumer electronics)                     983,076
	96,000	Sumitomo Marine & Fire
                        (Fire & casualty insurance)                596,840
       114,000  Sumitomo Warehouse
                        (Warehousing, transport)                   575,857
	65,000	Takeda
                        (Pharmaceuticals, chemicals)             1,363,872
	14,000	TDK
                        (Electronic components)                    912,702
	24,800	Xebio
                        (Apparel, sportswear)                      738,796
                                                                20,962,655
KOREA - 1.28%
	30,000	Korea Electric Power
                        (Electric utility)                         873,373
	15,000	Samsung Electronics
			(Semiconductors, electronical
                        appliances)                                276,750
                                                                 1,150,123
MALAYSIA - 1.39%
        400,000  Perlis Plantations
                        (Trading, mining, agriculture)           1,243,318
MEXICO - 0.66%
        502,000  Cifra
                        (Department stores)                        594,870
NETHERLANDS - 5.80%
         17,000  Ahold
                        (Supermarkets)                           1,063,423
          9,000  Nutricia
                        (Processed food)                         1,368,375
         23,000  Polygram
                        (Recorded music)                         1,172,314
         12,000  Wolters Kluwer
                        (Publisher)                              1,595,135
                                                                 5,199,247
NEW ZEALAND - 0.91%
       160,000  New Zealand Telecom
                        (Utility)                                  816,684
PHILIPPINES - 0.48%
	60,000	Benpres
                 (Infrastructure-related holding company)          429,000
SINGAPORE - 3.35%
       400,000  Haw Par Brothers
        17,000  wts. (Diversified manufacturing & services)        925,913
       100,000  Robinson
                        (Department store)                         403,773
       137,000  Trans-Island Bus Services
                        (Bus transport)                            241,828
     1,400,000  Utd Industrial
                        (Real estate)                            1,180,590
       160,000  United Overseas Land
        16,000  wts.            (Real estate)                      253,212
                                                                 3,005,316
SPAIN - 1.31%
         6,000  Banco Popular
                        (Banking)                                1,178,510
SWEDEN - 3.24%
	32,000	Astra `A' Free
                        (Pharmaceuticals)                        1,581,255
         9,600  Hennes & Mauritz
                        (Retailing)                              1,328,817
                                                                 2,910,072
SWITZERLAND - 3.11%
         1,300  Novartis
                        (Pharmaceuticals and chemicals)          1,485,021
         2,500  Phoenix Mecano
                        (Customized electric casings)            1,307,434
                                                                 2,792,455
UNITED KINGDOM - 16.71%
       140,000  Alumasc
                        (Engineering)                              815,487
	81,133	Argos
                        (Mail order, retail)                     1,066,113
       151,000  Bowthorpe
                        (Electronics components, instruments) 1,171,886 87,000 British Sky Broadcasting
                        (Satellite TV broadcasting)                778,037
       152,000  Electrocomponents
                        (Electronics)                            1,200,480
	72,000	Granada
                        (Hotels, leisure)                        1,064,519
       126,000  Hays
                        (Business services)                      1,213,157
       237,000  MacFarlane Group
                        (Printing, packaging)                      714,614
UNITED KINGDOM (Continued)
       136,000  Marks & Spencer
                        (Retail)                                 1,146,342
       442,000  Morrison Supermarkets
                        (Supermarkets)                           1,245,657
	56,000	Reed International
                        (Publishing)                             1,053,418
	90,000	Reuters
                        (News service)                           1,157,187
	74,387	SmithKline Beecham
                        (Pharmaceuticals)                        1,029,719
       313,000  Vodafone
                        (Cellular telephone network)             1,324,499
                                                                14,981,115
TOTAL COMMON STOCKS - 97.43%                                    87,349,862

Short-Term Investments - 2.65%                                   2,374,272
TOTAL INVESTMENTS - 100.08%                                  $  89,724,134
Other assets less liabilities - (0.08%)                           (72,785)
TOTAL NET ASSETS - 100.00%
	(equivalent to $18.41 per share;
        10,000,000 shares of $1.00 par value
        capital shares authorized;
        4,868,444 shares outstanding)                        $  89,651,349

See accompanying Notes to Financial Statements.


STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1996 (unaudited)

ASSETS:
  Investments, at market value
    (identified cost $70,608,356)                        $      89,724,134
  Cash                                                                 118
  Dividends receivable                                              37,136
  Interest receivable                                                  119
  Receivable for shares sold                                        36,071
  Foreign tax receivable                                            45,133
    Total assets                                                89,842,711

LIABILITIES AND NET ASSETS:
  Accrued expenses                                                  79,081
  Payable for shares repurchased                                   107,088
  Foreign tax withholding liability                                  5,193
    Total liabilities                                              191,362
NET ASSETS                                               $      89,651,349

NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital)            $      71,374,109
  Accumulated undistributed income (loss):
    Undistributed net investment income                             41,997
    Accumulated net realized loss from investments and
      foreign currency transactions                              (881,529)
    Net unrealized appreciation on investments
      and translation of assets and
      liabilities in foreign currencies                         19,116,772
NET ASSETS APPLICABLE TO OUTSTANDING SHARES              $      89,651,349

Capital shares, $1.00 par value
  Authorized                                                    10,000,000
  Outstanding                                                    4,868,444

NET ASSET VALUE PER SHARE                                         $  18.41

See accompanying Notes to Financial Statements.


STATEMENT OF OPERATIONS
Six Months Ended December 31, 1996 (unaudited)

INVESTMENT INCOME:
  Income:
    Dividends (net of foreign taxes withheld)            $         517,049
    Interest                                                        57,288
    Foreign exchange loss                                          (9,591)
                                                                   564,746
  Expenses:
    Management fees (Note 3)                                       396,097
    Custodian fees                                                  98,024
    Registration fees                                                3,990
                                                                   498,111
      Net investment income                                         66,635

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FOREIGN CURRENCY (Note 1):

  Net realized gain (loss) from:
    Investments                                                 1,458,757
    Foreign currency transactions                               (544,998)
   Net increase (decrease) in unrealized appreciation on:
     Investments                                                1,970,118
     Translation of assets and liabilities in
       foreign currencies                                           3,857
       Net realized and unrealized gain from
         investments and foreign currency                       2,887,734
       Increase in net assets resulting from operations  $      2,954,369

See accompanying Notes to Financial Statements.


STATEMENTS OF CHANGES
IN NET ASSETS

                                            SIX MONTHS ENDED        YEAR ENDED
                                            DECEMBER 31, 1996       JUNE 30,
                                            (UNAUDITED)             1996
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                         $       66,635          $       313,607
  Net realized gain from investments and
    foreign currency transactions                      913,759                2,762,741
  Net increase in unrealized appreciation
    on investments and translation of assets
    and liabilities in foreign currencies            1,973,975                9,121,455
      Net increase in net assets resulting
        from operations                              2,954,369               12,197,803

DISTRIBUTIONS TO SHAREHOLDERS FROM:*
  Net investment income                                  -                    (394,596)
  Net realized gain from investment transactions   (1,107,773)              (3,151,852)
      Total distributions to shareholders          (1,107,773)              (3,546,448)

INCREASE FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from 821,878 and
    2,725,430 shares sold                           14,705,670              46,635,073
  Net asset value of 55,671 and
    184,344 shares issued for
    reinvestment of distributions                    1,015,253               3,197,123
                                                    15,720,923              49,832,196
   Cost of 457,196 and 2,513,447 shares redeemed   (8,170,001)            (42,876,619)
     Net increase from capital share transactions    7,550,922               6,955,577
       Total increase in net assets                  9,397,518              15,606,932

NET ASSETS:
  Beginning of period                               80,253,831              64,646,899
  End of period (including undistributed
    net investment income of $41,997 and
    ($24,638), respectively)                    $   89,651,349          $   80,253,831

Distributions to shareholders:
  Income dividends per share                           $   -                  $   .092
  Capital gains distribution per share                 $   .23                $   .748

See accompanying Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES:

The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Investments - Common stocks are valued at the latest sales price or mean between the bid and asked price on the last business day of the period as reported by the principal securities exchange on which traded or, if no sale was reported on that date, at the mean between the latest reported bid and asked prices. Common stocks traded over-the-counter are valued at the mean between the last reported bid and asked prices. Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis net of unrecoverable foreign taxes withheld at the applicable country rates. Distributions to shareholders are recorded on the exdividend dates. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

The investments of the Fund are subject to the risk of restrictions imposed by foreign governments and to political or economic uncertainties.

Federal and State Taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal or state tax is required.

Foreign Currency Translation - All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the exchange rate last quoted by a major bank in London on the last business day of the period. The cost of portfolio securities is translated at the rates of exchange prevailing when acquired. Income is translated at the rate of exchange on the ex-dividend date. The resulting transaction exchange gain or loss has been included in the results of operations with the type of transaction giving rise to the gain or loss.

2. PURCHASES AND SALES OF SECURITIES:

The aggregate amounts of security transactions (exclusive of short-term investments and currency transactions) during the period ended December 31, 1996, were as follows:
	Purchases 		$	23,142,353
        Proceeds from sales             12,687,882

3. MANAGEMENT FEES:

Management fees, which include all normal expenses of the Fund other than taxes, fees and other charges of governmental agencies (including State and Federal registration fees), dues, interest, brokerage commissions, fees for pricing services, custodian fees and any extraordinary costs, are paid to Jones & Babson, Inc., an affiliated company. These fees are based on average daily net assets of the Fund at the annual rate of 95/100 of 1% (0.95%).

A partnership formed by David L. Babson & Co. Inc. and Stewart Ivory & Company (International) Ltd. is the investment counsel of the Fund. The investment counsel of the Fund is compensated by Jones & Babson, Inc. at an annual rate of 475/1000 of 1% (0.475%) of the average daily total net assets of the Fund.

Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc., David L. Babson & Co. Inc. and/or Stewart Ivory & Company (International) Ltd.


This report has been prepared for the information of the Shareholders of Babson-Stewart Ivory International Fund, Inc., and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other Babson Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.


EQUITIES
Growth Fund
Enterprise Fund*
Enterprise Fund II
Value Fund
Shadow Stock Fund
International Fund

FIXED INCOME
Bond Trust
Money Market Fund
Tax-Free Income Fund

*Closed to new investors

JONES & BABSON
MUTUAL FUNDS

2440 Pershing Road
Kansas City, MO 64108-2561
816-471-5200

1-800-4-BABSON
(1-800-422-2766)

http://www.jbfunds.com